UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2024

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (978) 630-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POCI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 13, 2024, Precision Optics Corporation, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreements”) with institutional and accredited investors and with certain officers and directors of the Company (collectively, the “Investors”) for the sale by the Company of 265,868 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share in a registered direct offering (the “Offering”) at a purchase price of $5.25 per share with respect to the institutional and accredited investors and $5.79 per share with respect to the officers and directors of the Company. The closing of the Offering is subject to customary closing conditions and is expected to occur on August 15, 2024 (the “Closing Date”).

The gross proceeds to the Company from the offering are expected to be approximately $1.4 million, before deducting the placement agent fees and other estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for working capital and for general corporate purposes.

The Company has agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of, any shares of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock or file any registration statement or prospectus, or any amendment or supplement thereto for 30 days following the Closing Date, subject to certain exceptions. In addition, the Company has agreed not to effect or enter into an agreement to effect any issuance of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock involving a Variable Rate Transaction (as defined in the Purchase Agreement) until 60 days after the Closing Date, subject to certain exceptions.

The Offering of the Shares was made pursuant to a shelf registration statement on Form S-3 (File No. 333-280047 (the “Registration Statement”), which was originally filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 7, 2024, amended on June 11, 2024, and declared effective on June 14, 2024.

On August 13, 2024, the Company entered into a placement agency agreement with A.G.P./Alliance Global Partners (“AGP”) (the “Placement Agreement”), pursuant to which the Company has agreed to pay AGP an aggregate fee equal to 7.0% of the aggregate gross proceeds received by the Company from the sale of the securities in the Offering. The Company also agreed to reimburse AGP for up to $45,000 for accountable legal fees and other out-of-pocket expenses incurred by AGP in connection with the transaction, and for non-accountable expenses of up to $5,000.

The representations, warranties and covenants contained in the Purchase Agreement and Placement Agreement were made solely for the benefit of the parties to the Purchase Agreement and Placement Agreement. In addition, such representations, warranties and covenants: (i) are intended as a way of allocating the risk between the parties to such agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement and Placement Agreement are filed with this Current Report on Form 8-K only to provide investors with information regarding the terms of the transactions described herein, and not to provide investors with any other factual information regarding the Company. Information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement or Placement Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The forms of the Purchase Agreement and the Placement Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

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Item 2.02	Results of Operations and Financial Condition.

The Company expects to report revenues of between $18.5 million and $18.9 million for the fiscal year ended June 30, 2024. These estimated revenue results are preliminary and subject to normal end of period closing procedures and, accordingly, are subject to change. As a consequence, actual results may differ from the preliminary results described above.

In accordance with General Instruction B.2. of Form 8-K, the information in Item 2.02 of this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

The estimates in Item 2.02 of this report contains forward-looking statements. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 8.01.	Other Events

On August 14, 2024, the Company issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description
5.1	ArentFox Schiff LLP Legal Opinion
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement between Precision Optics Corporation, Inc and A.G.P./Alliance Global Partners
99.1	Press Release dated August 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION OPTICS CORPORATION, INC.

Dated: August 14, 2024	By:	/s/ Joseph N. Forkey
Name: Joseph N. Forkey Title: President

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